Portfolio of Investments

September 30, 2022 (unaudited)

Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 100.2%
CHINA — 100.2%
3peak, Inc., Class A	547	$17,942
Anker Innovations Technology Co., Ltd., Class A	2,400	18,713
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,940	57,158
Beijing United Information Technology Co., Ltd., Class A	5,800	88,046
Centre Testing International Group Co., Ltd., Class A	9,600	27,493
Contemporary Amperex Technology Co., Ltd., Class A	1,500	84,457
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,178	25,369
Glodon Co., Ltd., Class A	8,100	52,013
Guangdong Kinlong Hardware Products Co., Ltd., Class A	2,800	34,916
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	35,567
Hangzhou Tigermed Consulting Co., Ltd., Class A	3,100	39,684
Hefei Meiya Optoelectronic Technology, Inc., Class A	5,070	16,310
Iflytek Co., Ltd., Class A	3,500	16,147
Jafron Biomedical Co., Ltd., Class A	4,500	30,744
Jiangsu Azure Corp., Class A	9,363	18,279
Kweichow Moutai Co., Ltd., Class A	300	78,954
LONGi Green Energy Technology Co., Ltd., Class A	6,466	43,380
Longshine Technology Group Co. Ltd., Class A	6,700	20,203
Midea Group Co., Ltd., Class A	8,300	57,539
Oppein Home Group, Inc., Class A	1,800	28,735
Ping An Insurance Group Co. of China Ltd., Class A	8,000	46,709
Proya Cosmetics Co., Ltd., Class A	1,820	41,739
Quectel Wireless Solutions Co., Ltd., Class A	1,536	24,587
SF Holding Co., Ltd., Class A	5,100	33,874
SG Micro Corp., Class A	1,800	35,633
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	23,999
Shenzhen Inovance Technology Co., Ltd., Class A	9,150	74,009
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	32,501
Sinocare, Inc., Class A	7,900	30,218
WuXi AppTec Co., Ltd., Class A	3,636	36,475
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	3,258	21,621
Yonyou Network Technology Co., Ltd., Class A	9,780	24,125
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	18,620	64,393
		1,281,532
TOTAL INVESTMENTS — 100.2%** (cost $1,240,217)		$1,281,532
Other liabilities less assets — (0.2)%		(2,999)
NET ASSETS — 100.0%		$1,278,533

**	The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the “Manager”) retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2022.

Portfolio of Investments

September 30, 2022 (unaudited)

Baillie Gifford China A Shares Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$–	$1,281,532	$–	$1,281,532
Total	$–	$1,281,532	$–	$1,281,532

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2022.